SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO. __)


Filed by the Registrant  |X|
Filed by a Party other than the Registrant  |_|

Check the appropriate box:

         |X|      Preliminary Proxy Statement
         |_|      Definitive Proxy Statement
         |_|      Definitive Additional Materials
         |_|      Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                         BIOSPECIFICS TECHNOLOGIES CORP.
                (Name of Registrant as specified in its charter)


      (Name of Person(s) Filing Proxy Statement), if other than Registrant

Payment of Filing Fee (Check the appropriate box):

         |X|      No fee required

         |_| Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

                  (1) Title of each class of securities to which transaction applies:
                  (2) Aggregate number of securities to which transaction applies:
                  (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
                  (4)      Proposed maximum aggregate value of transaction:
                  (5)      Total fee paid:

                  |_| Fee paid previously with preliminary materials.

                  |_| Check box if any of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

                  (1)      Amount Previously Paid:
                  (2)      Form, Schedule or Registration Statement No.:
                  (3)      Filing Party:
                  (4)      Date Filed:

                         BIOSPECIFICS TECHNOLOGIES CORP.
                                35 WILBUR STREET
                            LYNBROOK, NEW YORK 11563



November 17, 2004


TO THE STOCKHOLDERS:

           You are cordially invited to attend the 2004 Annual Meeting of Stockholders of BioSpecifics Technologies Corp., which will be held at the Mill River Manor, 173 Sunrise Highway, Rockville Centre, New York 11570 on December 7, 2004 at 11:00 a.m. local time.

           The Notice of the 2004 Annual Meeting and Proxy Statement, which are attached, provide information concerning the matters to be considered at the meeting. In addition, the general operations of the Company will be discussed and stockholders will be afforded the opportunity to ask questions.

           We would appreciate your signing and returning your proxy in the enclosed envelope as soon as possible, whether or not you plan to attend the meeting. Please sign, date and return the enclosed proxy in the self-addressed, postage prepaid envelope. If you do not return the signed proxy, your vote cannot be counted. We value your opinion and encourage you to participate in this year's annual meeting by voting your proxy.

           YOUR VOTE IS IMPORTANT. ACCORDINGLY, YOU ARE URGED TO MARK, SIGN AND RETURN THE ACCOMPANYING PROXY CARD WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING.

                                                        Very truly yours,
                                                        Edwin H. Wegman
                                                        Chairman of the Board

                         BIOSPECIFICS TECHNOLOGIES CORP.
                                35 WILBUR STREET
                            LYNBROOK, NEW YORK 11563
                              --------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD December 7, 2004
                              --------------------

           NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of BioSpecifics Technologies Corp. (the "Company") will be held at the Mill River Manor, 173 Sunrise Highway, Rockville Centre, New York 11570 on December 7, 2004 at 11 a.m. local time. At the meeting, we will ask you to vote in favor of the following proposals:

               No. 1. To elect two directors of the Company to hold office for the term as described in the enclosed proxy statement;

               No. 2. To ratify the selection of BDO Seidman LLP as independent auditors of the Company for its fiscal period ending December 31, 2004.

           We may also transact any other business that is properly presented at the meeting, or any or all adjournments or postponements thereof.

           Your board of directors recommends that you vote in favor of the three proposals as more fully outlined in this proxy statement. Only stockholders of record at the close of business on November 3, 2004 will be entitled to notice of, and to vote at, the meeting and any adjournments or postponements thereof.

           YOU ARE URGED TO READ THE ATTACHED PROXY STATEMENT, WHICH CONTAINS INFORMATION RELEVANT TO THE ACTION TO BE TAKEN AT THE MEETING. YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN PERSON, PLEASE MARK, SIGN AND DATE THE ACCOMPANYING PROXY CARD AND MAIL IT PROMPTLY IN THE ENCLOSED ADDRESSED, POSTAGE PREPAID ENVELOPE (FOR USE IN THE UNITED STATES).

                                By Order of the Board of Directors,
                                Thomas L. Wegman
                                    Secretary

Lynbrook, New York
November 17, 2004

                         BIOSPECIFICS TECHNOLOGIES CORP.
                                35 WILBUR STREET
                            LYNBROOK, NEW YORK 11563
                               ------------------


                                 PROXY STATEMENT


                         ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD DECEMBER 7, 2004


           This Proxy Statement and the enclosed form of proxy are furnished in connection with solicitation of proxies by the Board of Directors of BioSpecifics Technologies Corp. (the "Company") to be used at the Annual Meeting of Stockholders of the Company to be held at the Mill river Manor, 173 Sunrise Highway, Rockville Centre, New York 11570 on December 7, 2004 at 11 a.m. and any adjournments or postponements thereof ("Annual Meeting"). The matters to be considered at the meeting are set forth in the attached Notice of Meeting.

           The Company intends to send the proxy materials and the Annual Report for the fiscal year ended December 31, 2004 ("calendar 2004") to Stockholders on or about November 27, 2004.


                 INFORMATION CONCERNING SOLICITATION AND VOTING


OUTSTANDING SHARES ENTITLED TO VOTE

           On November 2, 2004, there were outstanding 5,326,341 shares of common stock, $.001 par value per share, of the Company ("Common Stock"). Record holders of shares of Common Stock on November 3, 2004, the record date, will be entitled to one vote for each share of such stock.


SOLICITATION OF PROXIES

           THE SOLICITATION OF PROXIES IN THE ENCLOSED FORM IS MADE ON BEHALF OF THE COMPANY AND THE COMPANY IS PAYING THE COST OF THIS SOLICITATION. In addition to the use of the mails, proxies may be solicited personally or by direct communication using the services of directors, officers and regular employees of the Company at nominal cost. Banks, brokerage firms and other custodians, nominees and fiduciaries will be reimbursed by the Company for expenses incurred in sending proxy material to beneficial owners of the Common Stock.


RECORD DATE; REVOCABILITY OF PROXIES

           The Board of Directors has fixed the close of business on November 3, 2004 as the record date for the determination of stockholders entitled to notice of and to vote at the meeting.

           The proxy will be voted (or withheld from voting) in accordance with any specifications made. Unless otherwise specified in the proxy, shares represented by proxy will be voted "FOR" election of the nominees listed herein. A proxy may be revoked by giving notice to the Secretary of the Company in person, or by written notification actually received by the Secretary, at any time prior to its being exercised, by delivery of a later dated proxy prior to the Annual Meeting or by attending the meeting and voting in person. There are no matters to be voted on which concern valuations; therefore, there are no statutory dissenters rights of appraisal.

QUORUM; VOTING

           The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the outstanding shares of the Common Stock authorized to vote constitutes a quorum for the transaction of business at the Annual Meeting. If a quorum should not be present, the Annual Meeting may be adjourned from time to time until a quorum is obtained.

           Each unrevoked proxy card properly signed and received prior to the close of the meeting will be voted as indicated. Unless otherwise specified on the proxy, the shares represented by a signed proxy card will be voted "FOR" the Board's nominees for directors as listed on the proxy card and will be voted at the discretion of the persons named as proxies on other business that may properly come before the meeting. The proxies are authorized to vote upon such matters incident to the conduct of the meeting or any adjournment thereof. The Board of Directors is not aware of any other matters to be presented for action at the Annual Meeting. Concerning the election of directors, by checking the appropriate box on your proxy card, you may: (a) vote "FOR" each of the director nominees; or (b) withhold authority to vote for any or all of the director nominees. Stockholders may vote by either completing and returning a signed proxy card prior to the meeting, voting in person at the meeting or submitting a signed proxy card at the meeting.

           If a proxy card indicates an abstention or a broker non-vote on a particular matter, the shares represented by such proxy will be counted as present for quorum purposes.

           The election of directors requires a plurality vote of those shares voted at the meeting with respect to the election of directors. "Plurality" means that the individuals who receive the largest number of votes cast "FOR" are elected as directors. Consequently, any shares not voted "FOR" a particular nominee (whether as a result of a direction to withhold authority or a broker non-vote) will not be counted in such nominee's favor. All other matters to be voted on will be decided by the affirmative vote of a majority of the shares present or represented at the meeting and entitled to vote. On any such matter, an abstention will have the same effect as a negative vote, but because shares held by brokers will not be considered entitled to vote on matters as to which the brokers withhold authority, a broker non-vote will have no effect on the vote.

OWNERSHIP OF EQUITY SECURITIES

           To the Company's knowledge, the table that follows sets forth the beneficial ownership of shares of Common Stock as of November 2, 2004 of (i) those persons or groups known to the Company to beneficially own 5% or more of the Common Stock, (ii) each director and nominee of the Company, (iii) each executive officer whose compensation exceeded $100,000 (each, a "named executive officer") in calendar 2003 (which ended December 31, 2003), and (iv) all directors and executive officers of the Company as a group. The information is determined in accordance with Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), based on information furnished by the persons listed or contained in filings made by them with the Securities and Exchange Commission. Unless indicated below, the stockholders listed possess sole voting and investment power with respect to their shares and the business address of each stockholder is c/o BioSpecifics Technologies Corp., 35 Wilbur St., Lynbrook, New York 11563.

                                        NUMBER OF SHARES
                                        OF COMMON STOCK         PERCENT OF
NAME OF BENEFICIAL OWNER               BENEFICIALLY OWNED         CLASS
-----------------------------------  -----------------------   -------------
Edwin H. Wegman (1)                        2,262,942              39.8%
Thomas L. Wegman (2)                        240,544                4.2%
Paul A. Gitman, MD. (3)                      70,925                1.2%
Henry Morgan (4)                             52,528                 *
Michael Schamroth (5)                       110,000                1.9%
Bio Partners (5)                            295,312                5.2%

Directors and executive officers           2,736,939              48.1%
as a group (5 persons)
----------------

(*)  Less than 1%.

(1) Includes 1,843,327 shares of Common Stock owned by The S.J. Wegman Company, a partnership of which Edwin H. Wegman is the sole general partner. Includes 120,000 shatres beneficially owned by The Isabel H. Wegman Rev. Trust. The sole trustee of this trust is Mr. Wegman's brother. Includes options to purchase 94,500 shares of Common Stock that are currently exercisable. Does not include options to purchase 44,500 shares of Common Stock that are not currently exercisable. Edwin H. Wegman is the father of Thomas L. Wegman.

(2) Includes 7,300 shares of Common Stock held by Thomas L. Wegman's wife and child. Includes options to purchase 205,800 shares of Common Stock that are currently exercisable. Thomas L. Wegman is a son of Edwin H. Wegman.

(3) Includes 16,500 shares of Common Stock held by Dr. Gitman's wife and children. Includes options to purchase 25,425 shares of Common Stock that are currently exercisable. Dr. Gitman's business address is c/o Long Island Jewish Medical Center, 270-05 76th Ave., New Hyde Park, New York 11040.

(4) Includes options to purchase 25,425 shares of Common Stock that are currently exercisable.

(5) Includes options to purchase 10,000 shares of Common Stock which are currently exercisable.

                                 PROPOSAL NO. 1

                              ELECTION OF DIRECTORS


           The Board of Directors is divided into three classes, each of which is for a term of three years, with only one class of directors being elected in each year. The term of office of the first class of directors, presently consisting of Thomas L. Wegman and Dr. Paul A. Gitman will expire at the Annual Meeting in 2006, the term of office of the second class of directors, presently consisting of Henry Morgan and Michael Schamroth will expire on the date of the Annual Meeting in 2004, and the third class of directors, consisting of Edwin H. Wegman in 2005. In each case, barring death, resignation or removal, each director serves from the date of his election until the end of his term and until his successor is elected and qualified. Henry Morgan resigned from the board May 16, 2003 for personal reasons but rejoined the board on July 10, 2003.

           Two persons will be elected at the Annual Meeting to serve as director for a term of three years. The Company has nominated Henry Morgan and Michael Schamroth as candidates for election. Unless authority is withheld, the proxies solicited by management will be voted "FOR" the election of these nominees. The election of directors requires a plurality vote of those shares voted at the meeting. Each nominee has informed the Company that he will serve if elected.

           THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" EACH NOMINEE FOR ELECTION TO THE BOARD OF DIRECTORS.

INFORMATION CONCERNING NOMINEES FOR DIRECTOR

           The nominees for director have the positions with the Company and principal occupations set forth in the table below.

                                     AGE AT
                                   NOVEMBER 1,             POSITION WITH THE COMPANY              DIRECTOR       TERM
NAME                                  2004                  AND PRINCIPAL OCCUPATION              SINCE          EXPIRES
--------------------------------   ------------   ---------------------------------------------   -------------  ---------
Henry Morgan                           83         Director, Senior partner of the law                 1994         2004
                                                  firm Morgan, Melhuish, Monaghan
Michael Schamroth                      64         Director, owner of M. Schamroth                     2004         2004
                                                  & Sons


           Henry Morgan has had the principal occupation set forth in the table above for the past five years. For personal reasons, Mr. Morgan resigned from the board on May 16, 2003 and rejoined the board on July 10, 2003.

           Michael Schamroth became an interim director as of February 24, 2004. Mr. Schamroth, who runs a fourth generation family owned business, has in excess of twenty years of experience as a Board Member of a major Long Island based health system. His many roles have included Chairman of the Board, Chairman of the Compensation Board and Member of the Finance Committee.

INFORMATION CONCERNING CONTINUING DIRECTORS

           Each of the directors named in the following table will continue in office after the Annual Meeting and until his term expires in the year indicated and his successor is elected and qualified.

                                             AGE AT
                                          NOVEMBER ,1          POSITION WITH THE COMPANY             DIRECTOR        TERM
NAME                                          2003             AND PRINCIPAL OCCUPATION              SINCE          EXPIRES
----------------------------------------  --------------------------------------------------------   ------------   -------
Edwin H. Wegman                                84     Chairman of the Board and President               1990         2005
Thomas L. Wegman                               49     Executive Vice President                          1990         2006
Dr. Paul Gitman                                63     Director; Medical Director,                       1990         2006
                                                      Long Island Medical Center

           Edwin H. Wegman has had the principal occupation and positions with the Company set forth in the table above for the past five years, and has held similar positions with the Company's subsidiaries, Advance Biofactures Corporation ("ABC-New York") and Advance Biofactures of Curacao ("ABC-Curacao"), for the past five years.

           Thomas L. Wegman was Secretary and Treasurer of the Company from inception to July 1997, at which time he assumed his current position. In addition, he has held, for the past five years, similar positions with the Company's subsidiaries, ABC-New York and ABC-Curacao.

           Dr. Gitman is Medical Director at Long Island Jewish Medical Center since January 1, 1995 and prior thereto was an independent physician engaged in the practice of internal medicine with Spellman Mykoff & Gitman, MD, P.C.

EXECUTIVE OFFICERS

           In addition to the executive officers named above, the Company employed Albert Horcher as its Secretary, Treasurer, and Principal Financial and Chief Accounting Officer. Mr. Horcher, 44, is a certified public accountant and served in these positions from July 1997 to April 2004, when he resigned from the Company. From February 1991 to July 1997, he served as the Company's Controller and Principal Financial and Chief Accounting Officer. In addition, he held for the past five years similar positions with the Company's subsidiaries, ABC-New York and ABC-Curacao. Executive officers are elected annually by the Board of Directors and serve at the discretion of the Board

BOARD MEETINGS AND COMMITTEES

           During the last fiscal year that ended December 31, 2003, the board of directors met 5 times. All incumbent directors, with the exception of Mr. Schamroth who joined the board in 2004, attended at least 90% of board meetings

           Audit Committee. The Board has an Audit Committee consisting of Dr. Paul A. Gitman, and Henry Morgan. The function of the Audit Committee is to recommend selection of the Company's independent accountants, review with the independent accountants the results of their audits, review with the independent accountants and management the Company's financial reporting and operating controls and the scope of audits, review all budgets of the Company and its subsidiaries and make recommendations concerning the Company's financial reporting, accounting practices and policies and financial, accounting and operating controls and safeguards and review matters relating to the relationship between the Company and its auditors. The audit committee met 4 times during the fiscal year ended December 31, 2003.

           Stock Option Committee. The stock option committee consists of Dr. Paul A Gitman and Henry Morgan. The function of the Stock Option Committee is to administer the Company's 1993 Stock Option Plan (the "1993 Plan" which expired July 2004), the Company's 1997 Stock Option Plan (the "1997 Plan"), and the Company's 2001 Stock Option Plan (the "2001 Plan"). The stock option committee did not meet during the last fiscal year.

           Executive Committee. The executive committee consists of Edwin H. Wegman and Thomas L. Wegman. The function of the Executive Committee is, except for certain matters reserved to the full Board, to exercise all of the powers of the Board in the management of the business of the Company during intervals between Board meetings, if necessary. The executive committee held numerous meetings during the last fiscal year.

           The Board does not have nominating or compensation committees.

DIRECTOR COMPENSATION

           The Company has no specific policy for compensating directors. In past fiscal years, directors who were not employees were compensated for meetings attended in person at the Company's headquarters, at a rate of $1,500 per meeting. However, during the year ended December 31 2003, none of the incumbent directors, and none of the former directors were paid for any meetings attended in person, and no accruals were made.

                                 PROPOSAL NO. 2

               RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

           The audit committee appointed, with Board notification, BDO Seidman LLP as our independent auditors for the year ending December 31, 2003. BDO has served as our independent auditors since December 2001 and provided us with audit and tax services with respect to the fiscal years ended January 31, 2003 and December 31, 2003. No person, entity or intermediary who is an affiliate of BioSpecifics is an affiliate of the Independent Auditors named herein.

           In the event that ratification of this selection is not approved at the annual meeting the audit committee will re-address its selection of auditors.

           A representative of BDO Seidman LLP will be present at the annual meeting. The representative will have an opportunity to make a statement and will be available to respond to questions from shareholders.

   THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF PROPOSAL NO. 2.

                      EQUITY COMPENSATION PLAN INFORMATION

           We maintain three equity compensation plans, the 1993 stock option plan (which expired July 2004) , the 1997 stock option plan and the 2001 stock option plan, as previously described. The following table sets forth information regarding securities authorized for issuance under our equity compensation plans as of December 31, 2003, and excludes the proposed increase previously described:

---------------------------------- ------------------------------- ------------------------ ----------------------------------
                                                                                                  Number of securities
                                    Number of securities to be        Weighted average          remaining available for
                                      issued upon exercise of        exercise price of        future issuance under equity
                                        outstanding options          outstanding options           compensation plans
---------------------------------- ------------------------------- ------------------------ ----------------------------------
Equity compensation plans
approved by security
holders                                      1,350,625                      $1.77                       1,018,650
---------------------------------- ------------------------------- ------------------------ ----------------------------------

                             EXECUTIVE COMPENSATION

           OFFICERS

           The following table sets forth information concerning compensation for services rendered in all capacities awarded to, or earned by, certain of the Company's executive officers for the fiscal years indicated. There are no other officers who earned an aggregate salary and bonus in excess of $100,000 during the calendar year ended Decmber 31, 2003. These executive officers also serve in the same capacities in ABC-New York, and ABC-Curacao, except for Dr. Friedel.


------------------------------------------------------------------------------------------------
                                  SUMMARY COMPENSATION TABLE
------------------------------------------------------------------------------------------------

                                                       Annual Compensation      Long-Term
                                                      (no other compensation   Compensation
                                                        applicable           (no restricted
                                                                               stock grants
                                                                               were issued)
------------------------------------- ---------------- -------------------- --------------------
                                                                                Securities
Name and Principal                      Fiscal Year                             Underlying
 Position                                  Ended           Salary ($)           Options (#)
------------------------------------- ---------------- -------------------- --------------------
Edwin H. Wegman                          12/31/03          297,412 (1)               -
 President                                1/31/03            405,169              39,000
                                          1/31/02            405,169              100,000
------------------------------------- ---------------- -------------------- --------------------
Thomas L. Wegman                         12/31/03            193,147                 -
 Executive                                1/31/03            205,895              45,000
 Vice President                           1/31/02            205,895              50,000
------------------------------------- ---------------- -------------------- --------------------
Rainer Friedel1                          12/31/03            192,500                 -
 Managing Director                        1/31/03            192,500              20,000
                                          1/31/02            192,500              50,000
------------------------------------- ---------------- -------------------- --------------------
Albert Horcher2                          12/31/03            118,469                 -
 Secretary and                            1/31/03            120,692              20,000
 Treasurer                                1/31/02            120,692              20,000
------------------------------------- ---------------- -------------------- --------------------

1 Rainer Fredel resigned from the Board of Directors and contemporaneously resigned as an executive officer on [insert date] 2 Albert Horcher resigned on April 30, 2004.


           There were no grants of options to the executives of the Company during the fiscal year ended December 31, 2003 and no officer or director exercised any option during the year ended December 31, 2003.

           The following table sets forth information concerning each exercise of stock options during the 2003 calendar year by each of the named executive officers, along with the calendaryear-end value of unexercised options.




-----------------------------------------------------------------------------------------------------------------------------------
                                         AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                                                AND FISCAL YEAR-END OPTION VALUES
-----------------------------------------------------------------------------------------------------------------------------------
                                                            Number of Unexercised Options at    Value of Unexercised In-the-Money
                                                            Calendar Year-End (#)                Options at Fiscal Year-End ($) (1)
---------------------------- ---------------- ------------- ----------------------------------- -----------------------------------
Name                             Shares          Value
                              Acquired on     Realized ($)
                              Exercise (#)                   Exercisable      Unexercisable       Exercisable      Unexercisable
---------------------------- ---------------- ------------- --------------- ------------------- ---------------- ------------------
Edwin H. Wegman                     -              -            66,750            79,250            $19,358           $6,340
---------------------------- ---------------- ------------- --------------- ------------------- ---------------- ------------------
Thomas L. Wegman                    -              -           205,800              -               $59,682              -
---------------------------- ---------------- ------------- --------------- ------------------- ---------------- ------------------

(1) The dollar values are calculated by determining the differences between $1.47 per share, the fair market value of the Common Stock at December 31, 2003, and the exercise price of the respective options and then multiplying this amount by the number of shares underlying the options.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

           Section 16(a) of the Exchange Act requires the Company's officers, directors and persons who beneficially own more than ten percent of the Common Stock to file reports of ownership and changes in ownership with the Securities and Exchange Commission. These reporting persons also are required to furnish the Company with copies of all Section 16(a) forms they file. To the Company's knowledge, based solely on its review of the copies of Form 4's furnished to it, the Company believes that all Section 16(a) reporting requirements were complied with during the calendar year ended December 31, 2003, except that the directors and officers did not file timely Form 4 for stock option grants made September 24, 2002.

AUDIT COMMITTEE REPORT

           The Audit Committee of the Board of Directors is providing this report to enable stockholders to understand how it monitors and oversees the Company's financial reporting process. The Audit Committee operates pursuant to an Audit Committee Charter that is reviewed and approved by the Board of Directors in 2001. This report confirms that the Audit Committee has (i) reviewed and discussed the audited financial statements for the calendar year ended December 31, 2003 with management and the Company's independent public accountants, (ii) discussed with the Company's independent public accountants the matters required to be reviewed pursuant to the Statements on Auditing Standards No. 61 (Communications with Audit Committees); (iii) reviewed the written disclosures letter from the Company's independent public accountants as required by Independence standards Board Standard No. 1 (Independence Discussions with Audit Committees); and (iv) discussed with the Company's independent public accountants their independence from the Company.

           Based upon the above review and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements for the calendar year ended December 31, 2003 be included in the Company's Annual Report on Form 10-KSB for filing with the Securities and Exchange Commission.

           In March 2003 we changed our fiscal year end from January 31 to December 31. Our first fiscal year using this new basis was the eleven months ending December 31, 2003. The audit committee appointed BDO Seidman LLP as our independent auditors for the next fiscal period, the calendar year ending December 31, 2004.

           The aggregate fees and expenses incurred for professional services rendered by our auditors BDO with respect to calendar year ended December 31, 2003 and the fiscal year ended January 31, 2003 were as follows

                                         CALENDAR        FISCAL
                                        YEAR ENDED     YEAR ENDED
                                         12/31/03        1/31/03

Audit fees                              $    80,000    $    86,000
Tax fees                                $    26,000    $    38,500
All other fees                          $              $

           Audit fees include fees for quarterly reviews and the calendar year ended December 31, 2003 and the fiscal year ended January 31, 2003. Tax fees include fees for United States tax return preparation and services relating to international taxation.

           The audit committee has determined that the provision of non-audit professional services rendered by BDO is compatible with maintaining auditor independence.

                                                  Respectfully submitted,
                                                  Audit Committee
                                                  Paul Gitman

                              CERTAIN TRANSACTIONS

           The S.J. Wegman Company owns Wilbur Street Corporation ("WSC"), which has leased to ABC-New York a building serving as a manufacturing facility and headquarters in Lynbrook, New York for over 30 years. The building also serves as the Company's administrative headquarters. Edwin H. Wegman, the Company's Chairman of the Board and President, is the President of WSC and the sole general partner of The S.J. Wegman Company, a limited partnership. In January 1998, WSC and the Company entered into a triple net lease agreement that provides for an annual rent starting at $125,000, which can increase annually by the amount of annual increase in the Consumer Price Index for the greater New York metropolitan region. The lease term is 7 years, expiring January 31, 2005. The Company believes that the terms of this lease are reasonable and the rent charged is no greater than that which would be charged by an unaffiliated landlord for comparable facilities, based on appraisals of the property. As at December 31, 2003, the Company had advanced $15,647 to WSC, and had a 9% non-amortizing mortgage, secured by the Company's headquarters building, from WSC in the amount of $82,606.

           The Company has two loans to the Company's chairman. One loan, whose principal balance at December 31, 2003 is $494,302 is a demand promissory note, bears interest at 9% per annum, and is collateralized by approximately 1,800,000 shares of the Company's stock. Another loan, whose principal balance at December 31, 2003 is $56,820 is a demand promissory note, bears interest at 9% per annum, and is uncollateralized. The Company also has two loans with Wilbur St. Corporation ("WSC"), an affiliate of the chairman. One loan is a non-amortizing mortgage from WSC in the amount of $82,606 and bears interest at 9% per annum; the other is for advances to WSC which amount to $15,647. For financial statement purposes, all these loans, which aggregate $649,375 are classified as components of stockholders' equity in the balance sheet and appear as "Notes due from chairman and other related party". During calendar 2003, the Chairman repaid net principal of $375,935 on these loans. There is no assurance that the Company will be able to collect on these notes. Interest income accrued for these loans but not recognized for financial statement purposes aggregated approximately $42,000 and $101,000 for the calendar year ended 2003 and fiscal 2003, respectively.

ABC-New York has notes payable to a former director of the Company and to a partner of the S.J. Wegman Company, an affiliate, amounting to $15,000 at December 31, 2003. The notes, which bear interest at 9% per annum, are payable on demand.

                           2004 STOCKHOLDER PROPOSALS

           Proposals of stockholders intended to be presented at the Annual Meeting to be held following the end of the calendar year ended December 31, 2004 for inclusion in the proxy statement of the Company in accordance with Rule 14a-8 of the Exchange Act must be received at the Company's offices by April 1, 2005. In addition, no proposal by a stockholder submitted outside the process of Rule 14a-8 of the Exchange Act shall be presented for vote at the Annual Meeting unless such stockholder shall, not later than the close of business on the fifth day following the date on which notice of the meeting is first given to stockholders, provide the Board of Directors or the Secretary of the Corporation with written notice of intention to present a proposal for action at the forthcoming meeting of stockholders.

                                  OTHER MATTERS

           The Board of Directors knows of no matter which will be presented for consideration at the meeting other than the matters referred to in this Proxy Statement. Should any other matter properly come before the meeting, it is the intention of the persons named in the accompanying proxy to vote such proxy in accordance with their best judgment.

           A copy of the Company's calendar 2003 form 10KSB is being mailed to shareholders together with this proxy statement, form of proxy, and notice of annual meeting of shareholders. Additional copies may be obtained from the Secretary of BioSpecifics Technologies Corp., 35 Wilbur St., Lynbrook, NY 11563.


                                         By Order of the Board of Directors,
                                         Thomas L. Wegman
                                         Secretary


Lynbrook, New York
November 17, 2004